Significant Accounting Policies (Tables)	9 Months Ended
Sep. 30, 2017
Significant Accounting Policies
Schedule of fair value of assets

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis as of September 30, 2017.

Description	September 30, 2017	Level 1	Level 2	Level 3
Investments and cash held in Trust Account	$311,697,781	$311,697,781	$—	$—
Total	$311,697,781	$311,697,781	$—	$—

Schedule on net income (loss) per share

	Three Months	Nine Months
	Ended	Ended
	September 30, 2017	September 30, 2017

Net loss	$(2,117,003)	$(1,595,806)
Less: Income attributable to ordinary shares subject to redemption	(693,179)	(1,598,724)
Adjusted net loss	$(2,810,182)	$(3,194,530)

Weighted average shares outstanding, basic and diluted	9,278,550	9,259,196

Basic and diluted net loss per ordinary share	$(0.30)	$(0.35)